SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K
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              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                         Date of Report: (Date of earliest event
                                          reported) August 26, 2003






                         KBF POLLUTION MANAGEMENT, INC.
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             (Exact name of registrant as specified in its charter)


New York                               33-20954                      11-2687588
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(State of other jurisdiction of   (Commission file number)       (IRS Employer
incorporation or organization                                Identification No.)


1 JASPER  STREET, PATERSON, NEW JERSEY                              07522
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(Address of principal executive offices)                              (Zip Code)


(973) 942-7700
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(Registrant's telephone number including area code)










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Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

The following exhibit is furnished pursuant to Item 12 and shall not be deemed to be "filed."

   Exhibit 99.1      Press Release Dated August 26, 2003.


Item 12. Results of Operations and Financial Condition

On August 26, 2003, KBF Pollution Management, Inc. issued a press release announcing its unaudited results for the quarter ended June 30, 2003. A copy of the press release is attached as Exhibit 99.1.












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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                   KBF Pollution Management, Inc.


Dated:  August 26, 2003            BY:  /s/ Kevin E. Kreisler
                                   Kevin E. Kreisler
                                   Chairman of the Board, President and
                                   Chief Executive Officer



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                                  EXHIBIT INDEX


EXHIBIT                    DESCRIPTION



Exhibit  99.1             Press Release Dated August 26, 2003.